Exhibit 10.1

ORAMED PHARMACEUTICALS INC.

Common Stock
(par value $0.012 per share)

At-the-Market Issuance Sales Agreement

 April 2, 2015

MLV & Co. LLC
1301 Avenue of the Americas
43rd Floor
New York, New York 10019

Ladies and Gentlemen:

Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”), with MLV & Co. LLC (“MLV”), as follows:

1.             Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through MLV, shares (the “Placement Shares”) of the Company’s common stock, par value $0.012 per share (the “Common Stock”), provided however, that in no event shall the Company issue or sell through MLV such number of Placement Shares that (a) if at any time General Instruction I.B.6 of Form S-3 is applicable, would cause the Company to exceed the limitations set forth therein, (b) exceeds the number of shares of Common Stock registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, or (c) exceeds the number of authorized but unissued shares of Common Stock (the lesser of (a), (b) and (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that MLV shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through MLV will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-193557), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”). The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares (the “Prospectus Supplement”). The Company will furnish to MLV, for use by MLV, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.”  The base prospectus, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated or deemed incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2.             Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify MLV by email notice (or other method mutually agreed to in writing by the Parties) of the number of Placement Shares, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), substantially in the form attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from MLV set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective immediately upon receipt by MLV unless and until (i) MLV gives the Company written notice that it declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares thereunder has been sold, (iii) the Company suspends or terminates the Placement Notice or (iv) this Agreement has been terminated under the provisions of Section 13. The amount of any discount, commission or other compensation to be paid by the Company to MLV in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor MLV will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to MLV and MLV does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of Sections 2 or 3 of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3.             Sale of Placement Shares by MLV.

a.           Subject to the terms and conditions of this Agreement, for the period specified in a Placement Notice, MLV will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The NASDAQ Capital Market (the “Exchange”), to sell the Placement Shares up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. MLV will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to MLV pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by MLV (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of a Placement Notice, MLV may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the Exchange, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of a Placement Notice, MLV may also sell Placement Shares by any other method permitted by law, including but not limited to negotiated transactions, with the Company’s prior written consent. “Trading Day” means any day on which Common Stock is purchased and sold on the Exchange.

b.           During the term of this Agreement, neither MLV nor any of its affiliates or subsidiaries shall engage in (i) any short sale of any security of the Company, (ii) any sale of any security of the Company that MLV does not own or any sale which is consummated by the delivery of a security of the Company borrowed by, or for the account of, MLV, or (iii) any market making bidding, stabilization or other trading activity with respect to the Common Stock or related derivative securities if such activity would be prohibited under Regulation M or other anti-manipulation rules under the Securities Act. Neither MLV nor any of its affiliates or subsidiaries shall engage in any proprietary trading or trading for MLV’s (or its affiliates’ or subsidiaries’) own account.

4.           Suspension of Sales. The Company or MLV may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.

5.             Sale and Delivery to MLV; Settlement.

a.           Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, unless MLV declines to accept the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, MLV, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that MLV will be successful in selling Placement Shares, (ii) MLV will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by MLV to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under this Agreement and (iii) MLV shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by MLV and the Company.

b.           Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by MLV, after deduction for (i) MLV’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

c.           Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting MLV’s or its designee’s account (provided MLV shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, MLV will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date through no fault of MLV, the Company agrees that, in addition to, and in no way limiting, the rights and obligations set forth in Section 11(a) hereto, it will (i) hold MLV harmless against any loss, claim, damage, or reasonable, documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to MLV (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

d.           Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number of, or aggregate gross proceeds of, the Placement Shares sold pursuant to this Agreement, as applicable, would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to MLV in writing.  Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to MLV in writing.

6.             Representations and Warranties of the Company. Except as disclosed in the Registration Statement, the Prospectus or any Issuer General Use Free Writing Prospectus (as defined below), if any (including, in each case, the Incorporated Documents), the Company represents and warrants to, and agrees with MLV that as of the date of this Agreement and as of each Applicable Time (as defined below), unless such representation, warranty or agreement specifies a different date or time:

a.           Registration Statement and Prospectus. The Company and, assuming no act or omission on the part of MLV that would make such statement untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Prospectus Supplement will name MLV as the agent in the section entitled “Plan of Distribution.” The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to MLV and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus to which MLV has consented, such consent not to be unreasonably withheld, conditioned or delayed. The Common Stock is currently quoted on the Exchange. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of the Exchange. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

b.           Registration Pursuant to the Exchange Act. The shares of Common Stock are registered pursuant to Section 12(b) under the Exchange Act.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

c.           S-3 Eligibility.  The Company and the transactions contemplated by this Agreement meet the requirements for, and comply with the conditions for the use of, Form S-3 under the Securities Act, including but not limited to Instruction I.B.6 of Form S-3.  The Company is not a shell company (as defined in Rule 405 of the Securities Act Regulations) and has not been a shell company for at least twelve (12) calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least twelve (12) calendar months previously reflecting its status as an entity that is not a shell company

d.           Stock Exchange Listing. The shares of Common Stock are listed on the Exchange, and the Company has taken no action designed to, or likely to have the effect of, delisting the shares of Common Stock from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing.  When and if required, the Company will file an application for the Listing of Additional Shares with the Exchange to list the Placement Shares.

e.           No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

f.           Compliance with Securities Act and 10b-5 Representation.

i.
Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each of the base prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission and at the Applicable Time, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations.  The Prospectus delivered to MLV for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

ii.
Neither the Registration Statement nor any amendment thereto, at its effective time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

iii.
The Disclosure Package, as of the Applicable Time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict with the information contained in the Registration Statement or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with any written information furnished to the Company with respect to MLV by MLV expressly for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

iv.
Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at the Applicable Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with any written information furnished to the Company with respect to MLV by MLV expressly for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

v.
The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g.           Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein, and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, that have not been so described or filed or incorporated by reference. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected that is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any such default that would not have or reasonably be expected to result in a material adverse change in the financial position or results of operations of the Company or Oramed Ltd., the Company’s only subsidiary (the “Subsidiary”), either individually or taken as a whole, nor any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, prospects or assets of the Company or the Subsidiary, either individually or taken as a whole  (a “Material Adverse Change”). To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations except for any such violation that would not have or reasonably be expected to result in a Material Adverse Change.

h.           Prior Securities Transactions.  During the last three (3) years, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company.

i.            Regulations. The disclosures in the Registration Statement, the Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Placement and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Disclosure Package and the Prospectus which are not so disclosed.

j.            No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a Material Adverse Change; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

k.           Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

l.            Disclosures in Commission Filings.  Since January 1, 2014, (i) none of the Company’s filings with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) the Company has made all filings with the Commission required under the Exchange Act and the Exchange Act Regulations.

m.          Independent Accountants. To the knowledge of the Company, Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited (the “Auditor”), whose report is filed with the Commission and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

n.           Financial Statements, etc.  The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus under the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations. All disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus, or incorporated or deemed incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. (i) Neither the Company nor the Subsidiary, has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (iii) there has not been any change in the capital stock of the Company or the Subsidiary, or, other than in the ordinary course of business and consistent with the Company’s prior policies, any grants made under any stock compensation plan, and (iv) there has not been any material adverse change in the Company’s long-term or short-term debt.

o.           Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Disclosure Package and the Prospectus, the Company will have, at the Applicable Time, the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Disclosure Package and the Prospectus as of the Applicable Time, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

p.           Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

q.           Securities Sold Pursuant to this Agreement. The Placement Shares, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be validly issued, fully paid and non-assessable, and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company, except as otherwise waived by such holders; and all corporate action required to be taken for the authorization, issuance and sale of the Placement Shares has been duly and validly taken. The Placement Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Disclosure Package and the Prospectus.

r.            Registration Rights of Third Parties. Except as have been waived in writing and delivered to MLV prior to the date hereof or with respect to securities already registered or as otherwise disclosed in the Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

s.           Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; (iv) as such enforceability may be limited by an implied covenant of good faith and fair dealing; and (v) as such enforceability may be limited by the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights.

t.           No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the amended and restated by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity (including, without limitation, those promulgated by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local regulatory authority performing functions similar to those performed by the FDA), except in the case of clause (iii), for any such violation that would not have or reasonably be expected to result in a Material Adverse Change.

u.           No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Charter, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity.

v.           Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Disclosure Package and the Prospectus except where the failure to have any such authorization, approval, order, license, certificate or permit would not have or reasonably be expected to result in a Material Adverse Change.

w.          Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Placement Shares and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

x.           D&O Questionnaires.  To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Disclosure Package and the Prospectus, provided to MLV, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

y.           Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Disclosure Package and the Prospectus, except for any such action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding that would not have or reasonably be expected to result in a Material Adverse Change, or in connection with the Company’s listing application for the listing of the Placement Shares on the Exchange.

z.           Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

aa.         Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

bb.        Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Placement Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect MLV’s compensation, as determined by FINRA.

cc.         Payments Within Twelve (12) Months. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, solely in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within twelve (12) months prior to the date of this Agreement, other than the payment to MLV as provided hereunder in connection with the Offering.

dd.        Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

ee.         FINRA Affiliation. Neither the Company nor any of its affiliates (within the meaning of FINRA’s Conduct Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

ff.          Information. All information provided by the Company in its FINRA Questionnaire to MLV specifically for use by MLV or its counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

gg.        Foreign Corrupt Practices Act. Neither the Company nor the Subsidiary or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or the Subsidiary or any other person acting on behalf of the Company or the Subsidiary, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended or Title 5 of the Israeli Penalty Law (Bribery Transactions).

hh.        Compliance with OFAC. Neither the Company nor the Subsidiary or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or the Subsidiary or any other person acting on behalf of the Company or the Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

ii.           Money Laundering Laws.  The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Israeli Prohibition on Money Laundering Law, 2000, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

jj.           Regulatory. All preclinical and clinical studies conducted by or on behalf of the Company that are material to the Company or the Subsidiary, taken as a whole, are or have been adequately described in the Registration Statement, the Disclosure Package and the Prospectus in all material respects.  The clinical and preclinical studies conducted by or on behalf of the Company or the Subsidiary that are described in the Registration Statement, the Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Disclosure Package and the Prospectus were and, if still ongoing, are being conducted in material compliance with all laws and regulations applicable thereto in the jurisdictions in which they are being conducted and with all laws and regulations applicable to preclinical and clinical studies from which data will be submitted to support marketing approval.  The descriptions in the Registration Statement, the Disclosure Package and the Prospectus of the results of such studies are accurate and complete in all material respects and fairly present the data derived from such studies, and the Company has no knowledge of, or reason to believe that, any large well-controlled clinical study the aggregate results of which are inconsistent with or otherwise call into question the results of any clinical study conducted by or on behalf of the Company or the Subsidiary that are described in the Registration Statement, the Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Disclosure Package and the Prospectus.  Neither the Company nor the Subsidiary has received any written notices or statements from the FDA, the European Medicines Agency (the “EMA”) or any other governmental agency or authority imposing, requiring, requesting or suggesting a clinical hold, termination, suspension or material modification for or of any clinical or preclinical studies that are described in the Registration Statement, the Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Disclosure Package and the Prospectus.  Neither the Company nor the Subsidiary has received any written notices or statements from the FDA, the EMA or any other governmental agency, and otherwise has any knowledge of, or reason to believe that, (i) any investigational new drug application for potential product of the Company or the Subsidiary is or has been rejected or determined to be non-approvable or conditionally approvable; and (ii) any license, approval, permit or authorization to conduct any clinical trial of any potential product of the Company or the Subsidiary has been, will be or may be suspended, revoked, modified or limited.

kk.         Subsidiary.  The Company does not have any direct or indirect subsidiaries other than Oramed Ltd.  The Subsidiary is duly organized and validly existing under the laws of the State of Israel, and the Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Change.  The Company’s ownership and control of the Subsidiary is as described in the Registration Statement, the Disclosure Package and the Prospectus.

ll.           Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus that have not been described or incorporated by reference as required.

mm.      The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange.  At least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.  In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

nn.        Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

oo.        Compliance. The Company is, or at the Applicable Time will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

pp.        Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal controls.  The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

qq.        No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be, an “investment company,” as defined in the Investment Company Act of 1940, as amended.

rr.          No Labor Disputes. No labor related litigation and no labor dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is imminent. The Company and the Subsidiary are in compliance in all material respects with the labor and employment laws applicable to their employees.

ss.         Intellectual Property. The Company and the Subsidiary own or possess or have valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and the Subsidiary as currently carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus.  To the knowledge of the Company, no action or use by the Company or the Subsidiary necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others.  Neither the Company nor the Subsidiary has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company or the Subsidiary; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 6(ss), reasonably be expected to result in a Material Adverse Change; (iii) the Intellectual Property Rights owned by the Company or the Subsidiary and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company or the Subsidiary have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(ss), reasonably be expected to result in a Material Adverse Change; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company or the Subsidiary has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(ss), reasonably be expected to result in a Material Adverse Change; and (v) to the Company’s knowledge, no employee of the Company or the Subsidiary is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or the Subsidiary, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company or the Subsidiary which has not been patented has been kept confidential. Neither the Company nor the Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company or the Subsidiary has been obtained or is being used by the Company of the Subsidiary in violation of any contractual obligation binding on the Company or the Subsidiary or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons. Other than as set forth in the Registration Statement, the Disclosure Package or the Prospectus, neither the Company nor the Subsidiary has received claims for royalties or other compensation from individuals, including employees of the Company, who made inventive contributions to Company’s technology or products, and neither Company or the Subsidiary will have no obligation to pay royalties or other compensation to such individuals on account of such inventive contributions.

tt.          Taxes. Each of the Company and the Subsidiary has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof.  Each of the Company and the Subsidiary has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or the Subsidiary.  The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.  Except as disclosed in writing to MLV, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or the Subsidiary, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or the Subsidiary.  The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, national insurance, value added, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, inflation linkages, additions to tax or additional amounts with respect thereto.  The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

uu.        Environmental Matters. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) each of the Company and the Subsidiary is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) each of the Company and the Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Subsidiary and (iv) to the Company’s knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiary relating to Hazardous Materials or any Environmental Laws.

vv.        ERISA Compliance.  Neither the Company nor the Subsidiary has any employees in the United States and is not subject to Employee Retirement Income Security Act of 1974.

ww.       Compliance with Laws.  Each of the Company and the Subsidiary: (i) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any governmental authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such governmental authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

xx.          Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Placement Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

yy.        Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

zz.          Margin Securities.  The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

aaa.       Industry Data. The statistical and market-related data included in each of the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

bbb.      Exchange Act Reports.  The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding twelve (12) months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since September 1, 2010, except where the failure to timely file could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

ccc.       Currency of Registration Statement.  The Applicable Time is not more than three (3) years subsequent to the initial effective date of the Registration Statement.

ddd.      Israeli Law Matters.

i.
The Subsidiary does not have any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

ii.
No consent, approval, authorization or order of, or filing, qualification or registration with, any Israeli court or governmental agency or body, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Placement Shares or the consummation of the transactions contemplated hereby or thereby, other than the obligation to file certain information following the Applicable Time with the Israeli Investment Center and the Office of the Chief Scientist in the Israeli Ministry of Economy (the “Chief Scientist”).

iii.
Neither the Company nor the Subsidiary is in violation of any condition or requirement stipulated (A) by any instruments of approval, granted to it by the Chief Scientist, the Law for Encouragement of Industrial Research and Development, 5744-1984 (the “R&D Law”), or the Bio-Jerusalem Fund  (the “Bio-Jerusalem Fund”) with respect to any research and development grants or benefits given to the Company or the Subsidiary by the Chief Scientist or the Bio-Jerusalem Fund  or (B) with respect to any instrument of approval granted to it by the Investment Center of the Ministry of Industry, Trade and Labor of the State of Israel with respect to grants or benefits given to the Company and the Subsidiary.  Neither the Company nor the Subsidiary has received any notice denying, revoking or modifying any “approved enterprise” or “benefited enterprise” or “privileged enterprise” status with respect to any of the Company’s or the Subsidiary’s facilities or operations or with respect to any grants or benefits from the Chief Scientist, the Investment Center or the Bio-Jerusalem Fund (including, in all such cases, notice of proceedings or investigations related thereto). All information supplied by the Company or the Subsidiary with respect to the applications or notifications relating to such “approved enterprise” status, “privileged enterprise status” and “benefitted enterprise” status and to grants and benefits from the Chief Scientist, the Investment Center and/or the Bio-Jerusalem Fund was true, correct and complete in all material respects when supplied to the appropriate authorities.

iv.	No proceedings have been instituted in the State of Israel for the dissolution of the Subsidiary.

  Any certificate signed by an officer of the Company and delivered to MLV or to counsel for MLV pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to MLV as to the matters set forth therein.

7.             Covenants of the Company.  The Company covenants and agrees with MLV that:

a.           Registration Statement Amendments. After the date of this Agreement and during any period in which a prospectus relating to any Placement Shares is required to be delivered by MLV under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) (the “Prospectus Delivery Period”) (i) the Company will notify MLV promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference or amendments not related to any Placement, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus related to the Placement or for additional information related to the Placement; (ii) the Company will prepare and file with the Commission, promptly upon MLV’s request, any amendments or supplements to the Registration Statement or Prospectus that, in MLV’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by MLV (provided, however, that the only remedy MLV shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to MLV within a reasonable period of time before the filing and MLV has not reasonably and in good faith objected thereto in writing within two Business Days of receiving such copy (provided, however, that (A) the failure of MLV to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect MLV’s right to rely on the representations and warranties made by the Company in this Agreement and (B) the Company has no obligation to provide MLV any advance copy of such filing or to provide MLV an opportunity to object to such filing if the filing does not name MLV or does not directly relate to the transaction herein provided; and provided, further, that the only remedy MLV shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to MLV at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

b.           Notice of Commission Stop Orders. The Company will advise MLV, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise MLV promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

c.           Delivery of Prospectus; Subsequent Changes. During the Prospectus Delivery Period, the Company will use commercially reasonable efforts to comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A under the Securities Act, it will use its commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify MLV promptly of all such filings. If during the Prospectus Delivery Period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such Prospectus Delivery Period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify MLV to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay the filing of any amendment or supplement, if in the judgment of the Company, it is in the best interest of the Company to do so.

d.           Listing of Placement Shares. During the Prospectus Delivery Period, the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions in the United States as MLV reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

e.           Delivery of Registration Statement and Prospectus.  The Company will furnish to MLV and its counsel (at the reasonable expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the Prospectus Delivery Period (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as MLV may from time to time reasonably request and, at MLV’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to MLV to the extent such document is available on EDGAR.

f.            Earning Statement.  The Company will make generally available to its security holders as soon as practicable, but in any event not later than fifteen (15) months after the end of the Company’s current fiscal quarter, an earning statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

g.           Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

h.           Notice of Other Sales. Without the prior written consent of MLV, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock during the period beginning on the date on which any Placement Notice is delivered to MLV hereunder and ending on the third (3rd) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Stock (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) Common Stock, options to purchase Common Stock, restricted stock units or Common Stock issuable upon the exercise of options or settlement of restricted stock units, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not Common Stock subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented; (ii) Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to MLV, and (iii) Common Stock, or securities convertible into or exercisable for Common Stock, offered and sold in a privately negotiated transaction to vendors, consultants, service providers, customers, strategic partners or potential strategic partners or other investors conducted in a manner so as not to be integrated with the offering of Common Stock hereby.

i.            Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice advise MLV promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to MLV pursuant to this Agreement.

j.            Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by MLV or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as MLV may reasonably request.

k.           Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through MLV, the Net Proceeds to the Company and the compensation payable by the Company to MLV with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

l.            Representation Dates; Certificate. Each time during the term of this Agreement that the Company:

(i)       amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares;

(ii)      files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);

(iii)     files its quarterly reports on Form 10-Q under the Exchange Act; or

(iv)     files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act,

(Each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date.”)

the Company shall furnish MLV (but in the case of clause (iv) above only if MLV determines that the information contained in such Form 8-K is material) with a certificate, in the form attached hereto as Exhibit 7(l). The requirement to provide a certificate under this Section 7(l) shall be automatically waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, (i) upon the delivery of the first Placement Notice hereunder and (ii) if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide MLV with a certificate under this Section 7(l), then before MLV sells any Placement Shares, the Company shall provide MLV with a certificate, in the form attached hereto as Exhibit 7(l), dated the date of the Placement Notice.

m.          Legal Opinion. On or prior to the date of the first Placement Notice given hereunder, the Company shall cause to be furnished to MLV a written opinion and a negative assurance letter of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP ( “Company Counsel”), or other counsel reasonably satisfactory to MLV.  Thereafter, within five (5) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, and not more than once per calendar quarter, the Company shall cause to be furnished to MLV a written letter of Company Counsel, or other counsel reasonably satisfactory to MLV, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided that, in lieu of such negative assurance for subsequent periodic filings under the Exchange Act, counsel may furnish MLV with a letter (a “Reliance Letter”) to the effect that MLV may rely on the negative assurance letter previously delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Reliance Letter).

n.           Comfort Letter. On or prior to the date of the first Placement Notice given hereunder and within five (5) Trading Days after each subsequent Representation Date, other than pursuant to Section 7(l)(iii), with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, the Company shall cause its independent accountants to furnish MLV letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(n); provided, that if requested by MLV, the Company shall cause a Comfort Letter to be furnished to MLV within ten (10) Trading Days of such request following the date of occurrence of any restatement of the Company’s financial statements. The Comfort Letter from the Company’s independent accountants shall be in a form and substance reasonably satisfactory to MLV, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

o.           Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than MLV.

p.           Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor the Subsidiary will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act.

q.           No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and MLV in its capacity as agent hereunder pursuant to Section 23, neither MLV nor the Company (including its agents and representatives, other than MLV in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

r.           Sarbanes-Oxley Act. The Company will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with GAAP, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiary is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

8.             Representations and Covenants of MLV. MLV represents and warrants that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which MLV is exempt from registration or such registration is not otherwise required. MLV shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Shares will be offered and sold, except such states in which MLV is exempt from registration or such registration is not otherwise required, during the term of this Agreement.  MLV shall comply with all applicable law and regulations, including but not limited to Regulation M, in connection with the transactions contemplated by this Agreement, including the issuance and sale through MLV of the Placement Shares.

9.             Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto and each Issuer Free Writing Prospectus, in such number as MLV shall deem reasonably necessary, (ii) the printing and delivery to MLV of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to MLV, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to MLV, (iv) the reasonable fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the fees and disbursements of counsel to MLV incurred in connection with the transactions contemplated by this agreement in an aggregate amount of up to $25,000; (vi) the fees and expenses of the transfer agent and registrar for the Common Stock, (vii) the filing fees incident to any review by FINRA of the terms of the sale of the Placement Shares, and (viii) the fees and expenses incurred in connection with the listing of the Placement Shares on the Exchange.

10.           Conditions to MLV’s Obligations. The obligations of MLV hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by MLV of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by MLV in its sole discretion) of the following additional conditions:

a.           Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice.

b.           No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

c.           No Misstatement or Material Omission. MLV shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in MLV’s reasonable opinion is material, or omits to state a fact that in MLV’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

d.           Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Change, or any development in the business or affairs of the Company that could reasonably be expected to cause a Material Adverse Change, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of MLV (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

e.           Legal Opinion. MLV shall have received the opinions and negative assurances of Company Counsel required to be delivered pursuant Section 7(m) on or before the date on which such delivery of such opinions are required pursuant to Section 7(m).

f.            Comfort Letter. MLV shall have received the Comfort Letter required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such letter is required pursuant to Section 7(n).

g.           Representation Certificate. MLV shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l).

h.           No Suspension. Trading in the Common Stock shall not have been suspended on the Exchange and the Common Stock shall not have been delisted from the Exchange.

i.            [Reserved]

j.            Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

k.           Approval for Listing. The Placement Shares shall either have been approved for listing on the Exchange, subject only to notice of issuance, or the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

l.            No Termination Event. There shall not have occurred any event that would permit MLV to terminate this Agreement pursuant to Section 13(a).

11.           Indemnification and Contribution.

(a)         Company Indemnification. The Company agrees to indemnify and hold harmless MLV, its partners, members, directors, officers, employees and agents and each person, if any, who controls MLV within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

  (i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

  (ii)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 11(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

  (iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with written information furnished to the Company by MLV expressly for use in the Registration Statement (or any amendment thereto), or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)         MLV Indemnification. MLV agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 11(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to MLV and furnished to the Company in writing by MLV expressly for use therein.

(c)         Procedure. Any party that proposes to assert the right to be indemnified under this Section 11 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 11, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 11 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 11 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 11 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)         Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 11 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or MLV, the Company and MLV will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than MLV, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and MLV may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and MLV on the other hand. The relative benefits received by the Company on the one hand and MLV on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by MLV (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and MLV, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering.  Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or MLV, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and MLV agree that it would not be just and equitable if contributions pursuant to this Section 11(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 11(d) shall be deemed to include, for the purpose of this Section 11(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 11(c) hereof. Notwithstanding the foregoing provisions of this Section 11(d), MLV shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11(d), any person who controls a party to this Agreement within the meaning of the Securities Act or the Exchange Act, and any officers, directors, partners, employees or agents of MLV, will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 11(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 11(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 11(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 11(c) hereof.

12.           Representations and Agreements to Survive Delivery.  The indemnity and contribution agreements contained in Section 11 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of MLV, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

13.           Termination.

a.           MLV may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change or, in the sole judgment of MLV, is material and adverse and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of MLV, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Common Stock has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange for at least ten (10) consecutive Trading Days, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing for at least ten (10) consecutive Trading Days, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. If MLV elects to terminate this Agreement as provided in this Section 13(a), MLV shall provide the required notice as specified in Section 14 (Notices).

b.           The Company shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

c.           MLV shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

d.           Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through MLV on the terms and subject to the conditions set forth herein except that the provisions of Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination.

e.           This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 9 (Payment of Expenses), Section 11 (Indemnification and Contribution), Section 12 (Representations and Agreements to Survive Delivery), Section 18 (Governing Law and Time; Waiver of Jury Trial) and Section 19 (Consent to Jurisdiction) shall remain in full force and effect. Upon termination of this Agreement, the Company shall not have any liability to MLV for any discount, commission or other compensation with respect to any Placement Shares not otherwise sold by MLV under this Agreement.

f.            Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by MLV or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

14.           Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to MLV, shall be delivered to:

MLV & Co. LLC
1301 Avenue of the Americas, 43rd Fl. New York, New York 10020
Attention:	General Counsel
Telephone:	(212) 542-5880
Email:	mlvlegal@mlvco.com

with a copy to (which copy shall not constitute notice):

LeClairRyan, A Professional Corporation
885 Third Avenue
New York, NY 10022
Attention:	James T. Seery
Telephone:	(973) 491-3315
Email:	james.seery@leclairryan.com

and if to the Company, shall be delivered to:

Oramed Pharmaceuticals Inc.
Hi-Tech Park 2/4
Givat-Ram
P.O. Box 39098
Jerusalem, Israel 91390
Attention: Chief Financial Officer
Telephone: 972-2-566-0001
Email: yifat@oramed.com

with copies to (which copies shall not constitute notice):

Zysman, Aharoni, Gayer and Sullivan & Worcester LLP
1633 Broadway
New York, NY 10019
Attention: Oded Har-Even, Esq. and Howard E. Berkenblit, Esq.
Telephone: (212) 660-3000
Email: ohareven@zag-sw.com and hberkenblit@zag-sw.com

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally, by email, or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 14 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

15.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and MLV and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 11 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

16.           Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share consolidation, stock split, stock dividend, corporate domestication or similar event effected with respect to the Placement Shares.

17.           Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto), together with that certain side letter dated as of the date hereof, constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and MLV. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

18.           GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.           CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

20.           Use of Information. MLV may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Company.

21.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

22.           Effect of Headings.  The section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

23.           Permitted Free Writing Prospectuses.

The Company represents, warrants and agrees that, unless it obtains the prior consent of MLV (such consent not to be unreasonably, withheld, conditioned or delayed), and MLV represents, warrants and agrees that, unless it obtains the prior consent of the Company (such consent not to be unreasonably, withheld, conditioned or delayed), it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by MLV or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 23 hereto are Permitted Free Writing Prospectuses.

24.           Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

a.           MLV is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and MLV, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not MLV has advised or is advising the Company on other matters, and MLV has no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

b.           it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

c.           MLV has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

d.           it is aware that MLV and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and MLV has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

e.           it waives, to the fullest extent permitted by law, any claims it may have against MLV for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that MLV shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of MLV’s obligations under this Agreement and to keep information provided by the Company to MLV and MLV’s counsel confidential to the extent not otherwise publicly-available.

25.           Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means (i) each Representation Date and (ii) the time of each sale of any Placement Shares pursuant to this Agreement.

“Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time and the Prospectus, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule 25 hereto Regulations.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by MLV outside of the United States.

[Remainder of the page intentionally left blank]

If the foregoing correctly sets forth the understanding between the Company and MLV, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and MLV.

Very truly yours,
ORAMED PHARMACEUTICALS INC.
By:	/s/ Nadav Kidron
Name: Nadav Kidron
Title: Chief Executive Officer and President
ACCEPTED as of the date first-above written:
MLV & CO. LLC
By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Chief Executive Officer

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	Oramed Pharmaceuticals Inc.
To:	MLV & Co. LLC
Attention:	Patrice McNicoll
Subject:	At-the-Market Issuance – Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the At-the-Market Issuance Sales Agreement between Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), and MLV & Co. LLC (“MLV”), dated April 2, 2015, the Company hereby requests that MLV sell up to [_______] shares of the Company’s Common Stock, $0.012 par value per share, at a minimum market price of $per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

Compensation

The Company shall pay to MLV in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to 3% of the gross proceeds from each sale of Placement Shares.

SCHEDULE 3

Notice Parties

The Company

Nadav Kidron	nadav@oramed.com

Yifat Zommer	yifat@oramed.com

MLV

Randy Billhardt	rbillhardt@mlvco.com

Ryan Loforte	rloforte@mlvco.com

Patrice McNicoll	pmcnicoll@mlvco.com

Miranda Toledano	mtoledano@mlvco.com

With a copy to mlvatmdesk@mlvco.com

SCHEDULE 6(g)

Subsidiary

Oramed Ltd.

Schedule 25

Issuer General Use Free Writing Prospectuses

None.

EXHIBIT 7(l)

Form of Representation Date Certificate

This Representation Date Certificate (this “Certificate”) is executed and delivered in connection with Section 7(l) of the At-the-Market Issuance Sales Agreement (the “Agreement”), dated April 2, 2015, and entered into between Oramed Pharmaceuticals Inc. (the “Company”) and MLV & Co. LLC. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

The Company hereby certifies as follows:

1.             As of the date of this Certificate (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) neither the Registration Statement nor the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading for this paragraph 1 to be true.

2.             Each of the representations and warranties of the Company contained in the Agreement were, when originally made, and are, as of the date of this Certificate, true and correct in all material respects (except for representations and warranties that are made as of a specific date, which representations and warranties shall be true and correct at and as of such respective specific date).

3.             Except as waived by MLV in writing, each of the covenants required to be performed by the Company in the Agreement on or prior to the date of the Agreement, this Representation Date, and each such other date prior to the date hereof as set forth in the Agreement, has been duly, timely and fully performed in all material respects and each condition required to be complied with by the Company on or prior to the date of the Agreement, this Representation Date, and each such other date prior to the date hereof as set forth in the Agreement has been duly, timely and fully complied with in all material respects.

4.             No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and, to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or threatened by any securities or other governmental authority (including, without limitation, the Commission).

5.             No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Placement Shares under the securities or Blue Sky laws of any jurisdiction are in effect and no proceeding for such purpose is pending before, or threatened, to the Company’s knowledge or in writing by, any securities or other governmental authority (including, without limitation, the Commission).

The undersigned has executed this Officer’s Certificate of behalf of the Company as of the date first written above.

ORAMED PHARMACEUTICALS INC.
By:

Name:

Title:

EXHIBIT 23

Permitted Free Writing Prospectuses

None.